SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 11, 1999
                                                          ----------------


                         ARIZONA PUBLIC SERVICE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Arizona                     1-4473                  86-0011170
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)



400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona           85004
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        (Address of principal executive offices)                 (Zip code)



                                 (602) 250-1000
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              (Registrant's telephone number, including area code)



                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     ACC RULES

      As previously reported, in December 1998, the Arizona Corporation Commission ("ACC") adopted amended rules regarding the introduction of retail electric competition in Arizona. See Item 5 of the Arizona Public Service Company (the "Company") Current Report on Form 8-K dated December 9, 1998. On January 11, 1999, the ACC issued an order which stayed the amended rules, granted reconsideration of the decision to make the rules permanent and directed the hearing division of the ACC to establish a procedural order for further action on the amended rules. The order also granted waivers from compliance with the rules to affected utilities, including the Company.

      On February 5, 1999 the ACC hearing officers issued recommendations for changes to the amended rules. The major provisions of the proposed changes differ from the amended rules as follows:

      +   The recommended rules require each affected utility, including the
Company, to make available at least 20% of its 1995 system retail peak demand for competitive generation supply to all customer classes beginning on a date to be established by the ACC in its final decision on each affected utility's stranded costs and unbundled rates ("Final Decision Date"), assuming the Final Decision Date is before January 1, 2001. If the Final Decision Date is after January 1, 2001, all customers would have competitive access and the phase-in described in the next two paragraphs would no longer be operative.

      +   All affected utility customers with single premise loads of one megawatt or greater will be eligible for competitive electric services beginning on the Final Decision Date, subject to the 20% level described in the previous paragraph. Subject to this 20% provision, affected utility customers with single premise loads of forty kilowatts or greater would be able to aggregate into a combined load of one megawatt or greater to be eligible for competitive electric services on the Final Decision Date.

      +   Beginning on the Final Decision Date, residential customers will have access to competitive services through a quarterly phase-in of one and one-quarter percent of residential customers per quarter calculated beginning on January 1, 1999, subject to the overall 20% level described in the preceding two paragraphs.

      +   Affected utilities must file with the ACC proposed tariffs for unbundled noncompetitive service (electric service elements provided and priced separately) by March 19, 1999.

      +   Beginning on January 1, 2001, each affected utility will be prohibited from providing all competitive electric services, except through a separate affiliate.

      +   The recommended rules contain affiliate transaction provisions generally prohibiting an affected utility or an electric service provider that has an affiliate that would have been a utility distribution company ("UDC") if operated in Arizona, and its competitive electric affiliates from sharing personnel, office space, equipment, services, and systems, except to the extent appropriate to perform certain permissible shared corporate functions. No later than September 30, 1999, each affected utility and UDC must file a compliance plan with the ACC demonstrating its compliance with the affiliate transaction rules.

      +   By September 15, 1999, each affected utility must file a proposed plan for residential phase-in implementation, and by November 1, 1999, each affected utility must file a report detailing possible mechanisms to provide benefits, such as rate reductions of 3% to 5%, to all standard offer customers.

      If approved by the ACC, the rules would be subject to the formal rulemaking process under Arizona statute. In compliance with statutory procedural requirements, ACC oral proceedings on the matter would be scheduled no sooner than 30 days after the proposed rules are published by the Secretary of State.

     STRANDED COSTS

      On February 5, 1999, the ACC hearing officer issued recommended changes to the June 1998 stranded cost order. See Note 5 of Notes to Condensed Financial Statements in the Company's Quarterly Report on Form 10-Q for the Fiscal Quarter ended September 30, 1998 (the "September 10-Q Report"). The recommended order allows each affected utility to choose between four options for the recovery of stranded costs, as follows:

      +   Net Revenues Lost Methodology is the difference between revenues under regulation and revenues under competition. This includes declining recovery percentages for stranded costs over a five year transition period, with built in incentive mechanisms. Under this methodology, the recommended rules would reduce the return on unamortized regulatory assets over the five years following the initial five-year transition period. In accordance with a 1996 regulatory agreement, the ACC accelerated the amortization of substantially all of the Company's regulatory assets to an eight-year period that ends June 30, 2004.

      +   Divestiture/Auction Methodology allows an affected utility to divest its generating assets, after which the affected utility would be permitted to collect 100 percent of its stranded costs over a ten-year period, with no return on the unamortized balance.

      +   Financial Integrity Methodology (similar to the previous Transition
Revenues Methodology) allows an affected utility "sufficient revenues to meet minimum financial ratios" for a period of ten years.

     + Settlement Methodology allows a settlement to be agreed upon by the ACC and an affected utility.

     Each affected utility must file a plan of its choice of options for stranded cost recovery no later than March 19, 1999. The recommended changes to the stranded cost order would be effective upon approval of the ACC.

      The Company cannot currently predict when or if the amended rules will be further modified, when the stay of the amended rules will be lifted or when retail electric competition will be introduced in Arizona with respect to affected utilities.

     AGREEMENT WITH SALT RIVER AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

      On February 2, 1999, the ACC hearing officer recommended ACC approval of the Company's Memorandum of Agreement, as amended, with Salt River. See Note 7 of Notes to Condensed Financial Statements in the September 10-Q Report.

     SETTLEMENT AGREEMENT

     In light of the withdrawal of the settlement agreement between the Company and the ACC Staff, on December 22, 1998, the Arizona Supreme Court vacated its order staying ACC hearings regarding the proposed settlement agreement and dismissed the Attorney General's action. See Note 5 of Notes to Condensed Financial Statements in the September 10-Q Report.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ARIZONA PUBLIC SERVICE COMPANY
                                                           (Registrant)



Dated: February 8, 1999                          By: Michael V. Palmeri
                                                     ---------------------------
                                                     Michael V. Palmeri
                                                     Treasurer